July 26, 2021                                            Exhibit 99.1

Park National Corporation reports financial results
for second quarter and first half of 2021

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the second quarter and first half of 2021 (three and six months ended June 30, 2021). Park's board of directors declared a quarterly cash dividend of $1.03 per common share, payable on September 10, 2021 to common shareholders of record as of August 20, 2021.

Park’s net income for the second quarter of 2021 was $39.1 million, a 32.6 percent increase from $29.5 million for the second quarter of 2020. Second quarter 2021 net income per diluted common share was $2.38, compared to $1.80 in the second quarter of 2020. Park's net income for the first half of 2021 was $82.0 million, a 58.0 percent increase from $51.9 million for the first half of 2020. Net income per diluted common share was $4.98 for the first half of 2021, compared to $3.16 for the first half of 2020. Various governmental programs and economic conditions continue to affect performance reports throughout the financial industry.

“Our positive results reflect the dedication of our associates who’ve been unwavering in serving our clients throughout the ups and downs of the past year. From lending to digital services to philanthropic support – we do not take lightly the trust our communities place in Park National Bank,” Park Chairman David Trautman said. “We remain focused on delivering on our promises to local families and businesses.”

Park's community-banking subsidiary, The Park National Bank, reported net income of $40.9 million for the second quarter of 2021, a 33.0 percent increase compared to $30.8 million for the same period of 2020. Park National Bank reported net income of $86.0 million for the first half of 2021, compared to $56.7 million for the first half of 2020. Park National Bank's mortgage origination volume for the first half of 2021 was $561 million; whereas, it was $527 million for the first half of 2020.

Park’s board also recognized the retirement of C. Daniel DeLawder, thanking him for his 50 years of service and leadership with the Park National organization. DeLawder, a former chairman and chief executive officer for Park, retired from employment on June 30, 2021. He will remain on the boards of directors for the Park National Corporation and Park National Bank; and will continue to serve as chair of the executive committee for the corporation and chair of Park National Bank's trust committee until his term expires in 2023.

Headquartered in Newark, Ohio, Park National Corporation has $9.9 billion in total assets (as of June 30, 2021). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.

Category: Earnings
Media contact: Bethany Lewis, 740.349.0421, bethany.lewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•the ever-changing effects of the novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 - - on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including public health actions directed toward the containment of the COVID-19 pandemic (such as quarantines, shut downs and other restrictions on travel and commercial, social or other activities), the development, availability and effectiveness of vaccines, and the implementation of fiscal stimulus packages;
•the impact of future governmental and regulatory actions upon our participation in and execution of government programs related to the COVID-19 pandemic;
•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives in light of the impact of the COVID-19 pandemic and the various responses to the COVID-19 pandemic;
•general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a weaker recovery than anticipated, in addition to the continuing impact of the COVID-19 pandemic on our customers’ operations and financial condition, either of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply and interest rate policies of the Federal Reserve Board) as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and government policies implemented in response thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins;
•changes in the federal, state, or local tax laws may negatively impact our financial performance. On March 31, 2021, President Biden unveiled his infrastructure plan, which includes a proposal to increase the federal corporate tax rate from 21% to 28% as part of a package of tax reforms to help fund the spending proposals in the plan. The Biden plan is in the early stages of the legislative process, which is expected to proceed this year due to the Democratic Party's majority in both houses of Congress. If adopted as proposed, the increase of the corporate tax rate would adversely affect our results of operations in future periods.
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated;
•changes in unemployment levels in the states in which Park and our subsidiaries do business may be different than anticipated due to the continuing impact of the COVID-19 pandemic;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness may be different than anticipated due to the continuing impact of and the various responses to the COVID-19 pandemic;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from more of our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and our ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the American Rescue Plan Act of 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results;
•significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio;
•the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands;
•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations and changes in the relationship of the U.S. and its global trading partners);
•uncertainty regarding the impact of changes to the U.S. presidential administration and Congress on the regulatory landscape, capital markets, elevated U.S. government debt, potential changes in tax legislation that may increase tax rates and the response to and management of the COVID-19 pandemic;
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically;
•any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended June 30, 2021, March 31, 2021, and June 30, 2020

	2021	2021	2020	Percent change vs.
(in thousands, except share and per share data)	2nd QTR	1st QTR	2nd QTR	1Q '21	2Q '20
INCOME STATEMENT:
Net interest income	$83,851	$80,734	$81,186	3.9%	3.3%
(Recovery of) provision for credit losses (l)	(4,040)	(4,855)	12,224	(16.8)%	N.M
Other income	31,238	34,089	30,964	(8.4)%	0.9%
Other expense	71,400	67,865	64,799	5.2%	10.2%
Income before income taxes	$47,729	$51,813	$35,127	(7.9)%	35.9%
Income taxes	8,597	8,982	5,622	(4.3)%	52.9%
Net income	$39,132	$42,831	$29,505	(8.6)%	32.6%

MARKET DATA:
Earnings per common share - basic (a)	$2.39	$2.63	$1.81	(9.1)%	32.0%
Earnings per common share - diluted (a)	2.38	2.61	1.80	(8.8)%	32.2%
Cash dividends declared per common share	1.03	1.23	1.02	(16.3)%	1.0%
Book value per common share at period end	65.44	63.74	61.46	2.7%	6.5%
Market price per common share at period end	117.42	129.30	70.38	(9.2)%	66.8%
Market capitalization at period end	1,918,733	2,112,238	1,146,942	(9.2)%	67.3%

Weighted average common shares - basic (b)	16,340,690	16,314,987	16,296,427	0.2%	0.3%
Weighted average common shares - diluted (b)	16,472,800	16,439,920	16,375,434	0.2%	0.6%
Common shares outstanding at period end	16,340,772	16,335,951	16,296,425	—%	0.3%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.59%	1.81%	1.26%	(12.2)%	26.2%
Return on average shareholders' equity (a)(b)	14.81%	16.63%	11.89%	(10.9)%	24.6%
Yield on loans	4.60%	4.48%	4.63%	2.7%	(0.6)%
Yield on investment securities	2.31%	2.53%	2.76%	(8.7)%	(16.3)%
Yield on money market instruments	0.10%	0.11%	0.10%	(9.1)%	—%
Yield on interest earning assets	3.93%	3.96%	4.14%	(0.8)%	(5.1)%
Cost of interest bearing deposits	0.13%	0.16%	0.36%	(18.8)%	(63.9)%
Cost of borrowings	1.91%	1.86%	1.33%	2.7%	43.6%
Cost of paying interest bearing liabilities	0.29%	0.32%	0.43%	(9.4)%	(32.6)%
Net interest margin (g)	3.74%	3.76%	3.84%	(0.5)%	(2.6)%
Efficiency ratio (g)	61.65%	58.74%	57.41%	5.0%	7.4%

OTHER RATIOS (NON-GAAP):
Tangible book value per share (d)	$55.17	$53.43	$51.04	3.3%	8.1%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended June 30, 2021, March 31, 2021, and June 30, 2020

				Percent change vs.
(in thousands, except ratios)	June 30, 2021	March 31, 2021	June 30, 2020	1Q '21	2Q '20
BALANCE SHEET:
Investment securities	$1,461,916	$1,176,240	$1,153,186	24.3%	26.8%
Loans	7,035,646	7,168,745	7,204,445	(1.9)%	(2.3)%
Allowance for credit losses (l)	83,577	86,886	73,476	(3.8)%	13.7%
Goodwill and other intangible assets	167,897	168,376	169,905	(0.3)%	(1.2)%
Other real estate owned (OREO)	813	844	1,356	(3.7)%	(40.0)%
Total assets	9,947,994	9,914,069	9,712,994	0.3%	2.4%
Total deposits	8,214,624	8,236,199	8,161,900	(0.3)%	0.6%
Borrowings	501,350	523,266	444,410	(4.2)%	12.8%
Total shareholders' equity	1,069,392	1,041,271	1,001,594	2.7%	6.8%
Tangible equity (d)	901,495	872,895	831,689	3.3%	8.4%
Total nonperforming loans	114,695	130,327	126,044	(12.0)%	(9.0)%
Total nonperforming assets	118,672	134,335	130,999	(11.7)%	(9.4)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	70.72%	72.31%	74.17%	(2.2)%	(4.7)%
Total nonperforming loans as a % of period end loans	1.63%	1.82%	1.75%	(10.4)%	(6.9)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.69%	1.87%	1.82%	(9.6)%	(7.1)%
Allowance for credit losses as a % of period end loans	1.19%	1.21%	1.02%	(1.7)%	16.7%
Net loan (recoveries) charge-offs	$(731)	$24	$251	N.M	N.M
Annualized net loan (recoveries) charge-offs as a % of average loans (b)	(0.04)%	—%	0.01%	N.M	N.M

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.75%	10.50%	10.31%	2.4%	4.3%
Tangible equity (d) / Tangible assets (f)	9.22%	8.96%	8.72%	2.9%	5.7%
Average shareholders' equity / Average assets (b)	10.74%	10.87%	10.61%	(1.2)%	1.2%
Average shareholders' equity / Average loans (b)	14.94%	14.63%	14.30%	2.1%	4.5%
Average loans / Average deposits (b)	86.49%	90.12%	88.59%	(4.0)%	(2.4)%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2021 and June 30, 2020

	2021	2020
(in thousands, except share and per share data)	Six months ended June 30	Six months ended June 30	Percent change vs '20
INCOME STATEMENT:
Net interest income	$164,585	$157,469	4.5%
(Recovery of) provision for credit losses (l)	(8,895)	17,377	N.M
Other income	65,327	53,450	22.2%
Other expense	139,265	131,075	6.2%
Income before income taxes	$99,542	$62,467	59.4%
Income taxes	17,579	10,590	66.0%
Net income	$81,963	$51,877	58.0%

MARKET DATA:
Earnings per common share - basic (a)	$5.02	$3.18	57.9%
Earnings per common share - diluted (a)	4.98	3.16	57.6%
Cash dividends declared per common share	2.26	2.24	0.9%

Weighted average common shares - basic (b)	16,327,838	16,300,015	0.2%
Weighted average common shares - diluted (b)	16,455,673	16,400,657	0.3%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.70%	1.15%	47.8%
Return on average shareholders' equity (a)(b)	15.71%	10.54%	49.1%
Yield on loans	4.54%	4.81%	(5.6)%
Yield on investment securities	2.41%	2.76%	(12.7)%
Yield on money market instruments	0.10%	0.38%	(73.7)%
Yield on interest earning assets	3.95%	4.35%	(9.2)%
Cost of interest bearing deposits	0.14%	0.58%	(75.9)%
Cost of borrowings	1.89%	1.69%	11.8%
Cost of paying interest bearing liabilities	0.30%	0.66%	(54.5)%
Net interest margin (g)	3.75%	3.89%	(3.6)%
Efficiency ratio (g)	60.20%	61.72%	(2.5)%

ASSET QUALITY RATIOS
Net loan (recoveries) charge-offs	$(707)	$580	N.M.
Net loan (recoveries) charge-offs as a % of average loans (b)	(0.02)%	0.02%	N.M.

CAPITAL & LIQUIDITY
Average shareholders' equity / Average assets (b)	10.80%	10.95%	(1.4)%
Average shareholders' equity / Average loans (b)	14.79%	14.71%	0.5%
Average loans / Average deposits (b)	88.26%	89.21%	(1.1)%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share data)	2021	2020	2021	2020

Interest income:
Interest and fees on loans	$81,176	$80,155	$159,913	$160,842
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	4,600	5,026	8,856	10,557
Obligations of states and political subdivisions - tax-exempt	2,032	2,151	4,069	4,351
Other interest income	186	113	329	604
Total interest income	87,994	87,445	173,167	176,354

Interest expense:
Interest on deposits:
Demand and savings deposits	401	1,507	787	7,849
Time deposits	1,285	3,346	2,869	7,631
Interest on borrowings	2,457	1,406	4,926	3,405
Total interest expense	4,143	6,259	8,582	18,885

Net interest income	83,851	81,186	164,585	157,469

(Recovery of) provision for credit losses (l)	(4,040)	12,224	(8,895)	17,377

Net interest income after (recovery of) provision for credit losses	87,891	68,962	173,480	140,092

Other income	31,238	30,964	65,327	53,450

Other expense	71,400	64,799	139,265	131,075

Income before income taxes	47,729	35,127	99,542	62,467

Income taxes	8,597	5,622	17,579	10,590

Net income	$39,132	$29,505	$81,963	$51,877

Per common share:
Net income - basic	$2.39	$1.81	$5.02	$3.18
Net income - diluted	$2.38	$1.80	$4.98	$3.16

Weighted average shares - basic	16,340,690	16,296,427	16,327,838	16,300,015
Weighted average shares - diluted	16,472,800	16,375,434	16,455,673	16,400,657

Cash dividends declared	$1.03	$1.02	$2.26	$2.24

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2021	December 31, 2020

Assets

Cash and due from banks	$134,182	$155,596
Money market instruments	673,242	214,878
Investment securities	1,461,916	1,124,806
Loans	7,035,646	7,177,785
Allowance for credit losses (l)	(83,577)	(85,675)
Loans, net	6,952,069	7,092,110
Bank premises and equipment, net	89,570	88,660
Goodwill and other intangible assets	167,897	168,855
Other real estate owned	813	1,431
Other assets	468,305	432,685
Total assets	$9,947,994	$9,279,021

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,876,110	$2,727,100
Interest bearing	5,338,514	4,845,258
Total deposits	8,214,624	7,572,358
Borrowings	501,350	562,504
Other liabilities	162,628	103,903
Total liabilities	$8,878,602	$8,238,765

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at June 30, 2021 and December 31, 2020)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,143 shares issued at June 30, 2021 and 17,623,163 shares issued at December 31, 2020)	459,276	460,687
Accumulated other comprehensive (loss) income, net of taxes	(2,930)	5,571
Retained earnings	741,155	704,764
Treasury shares (1,282,371 shares at June 30, 2021 and 1,308,966 shares at December 31, 2020)	(128,109)	(130,766)
Total shareholders' equity	$1,069,392	$1,040,256
Total liabilities and shareholders' equity	$9,947,994	$9,279,021

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2021	2020	2021	2020

Assets

Cash and due from banks	$131,397	$134,386	$139,784	$133,208
Money market instruments	720,238	461,055	637,531	318,930
Investment securities	1,307,037	1,197,445	1,234,178	1,230,948
Loans	7,094,099	6,981,783	7,116,353	6,731,960
Allowance for credit losses (l)	(87,083)	(62,387)	(88,511)	(60,001)
Loans, net	7,007,016	6,919,396	7,027,842	6,671,959
Bank premises and equipment, net	90,269	80,096	90,006	77,509
Goodwill and other intangible assets	168,211	170,303	168,449	170,606
Other real estate owned	822	2,765	1,016	3,282
Other assets	447,088	442,819	444,221	437,585
Total assets	$9,872,078	$9,408,265	$9,743,027	$9,044,027

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,940,602	$2,400,809	$2,866,909	$2,175,400
Interest bearing	5,261,608	5,480,366	5,195,848	5,370,376
Total deposits	8,202,210	7,881,175	8,062,757	7,545,776
Borrowings	514,855	425,349	526,715	405,930
Other liabilities	95,064	103,453	101,332	102,189
Total liabilities	$8,812,129	$8,409,977	$8,690,804	$8,053,895

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	457,949	456,830	459,327	458,146
Accumulated other comprehensive (loss) income, net of taxes	(4,876)	10,756	(1,865)	5,331
Retained earnings	734,993	663,290	724,183	658,877
Treasury shares	(128,117)	(132,588)	(129,422)	(132,222)
Total shareholders' equity	$1,059,949	$998,288	$1,052,223	$990,132
Total liabilities and shareholders' equity	$9,872,078	$9,408,265	$9,743,027	$9,044,027

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2021	2021	2020	2020	2020
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$81,176	$78,737	$85,268	$82,617	$80,155
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	4,600	4,256	4,420	4,841	5,026
Obligations of states and political subdivisions - tax-exempt	2,032	2,037	2,040	2,045	2,151
Other interest income	186	143	72	63	113
Total interest income	87,994	85,173	91,800	89,566	87,445

Interest expense:
Interest on deposits:
Demand and savings deposits	401	386	490	803	1,507
Time deposits	1,285	1,584	1,893	2,662	3,346
Interest on borrowings	2,457	2,469	3,096	2,261	1,406
Total interest expense	4,143	4,439	5,479	5,726	6,259

Net interest income	83,851	80,734	86,321	83,840	81,186

(Recovery of) provision for credit losses (l)	(4,040)	(4,855)	(19,159)	13,836	12,224

Net interest income after (recovery of) provision for credit losses	87,891	85,589	105,480	70,004	68,962

Other income	31,238	34,089	35,656	36,558	30,964

Other expense	71,400	67,865	85,661	69,859	64,799

Income before income taxes	47,729	51,813	55,475	36,703	35,127

Income taxes	8,597	8,982	10,275	5,857	5,622

Net income	$39,132	$42,831	$45,200	$30,846	$29,505

Per common share:
Net income - basic	$2.39	$2.63	$2.77	$1.89	$1.81
Net income - diluted	$2.38	$2.61	$2.75	$1.88	$1.80

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2021	2021	2020	2020	2020
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$8,569	$8,173	$7,632	$7,335	$6,793
Service charges on deposit accounts	2,032	2,054	2,123	2,118	1,676
Other service income	7,159	9,617	12,040	13,047	8,758
Debit card fee income	6,758	6,086	5,787	5,853	5,560
Bank owned life insurance income	1,149	1,165	1,170	1,192	1,179
ATM fees	655	530	432	491	438
Gain (loss) on the sale of OREO, net	4	(33)	(7)	569	841
Net (loss) gain on the sale of debt securities	—	—	—	(27)	3,313
Gain (loss) on equity securities, net	467	1,810	2,931	1,201	(977)
Other components of net periodic benefit income	2,038	2,038	1,988	1,988	1,988
Miscellaneous	2,407	2,649	1,560	2,791	1,395
Total other income	$31,238	$34,089	$35,656	$36,558	$30,964

Other expense:
Salaries	$30,303	$29,896	$37,280	$31,632	$30,699
Employee benefits	10,056	10,201	7,316	10,676	9,080
Occupancy expense	3,027	3,640	3,231	3,835	3,256
Furniture and equipment expense	2,756	2,610	4,949	4,687	4,850
Data processing fees	7,150	7,712	3,315	3,275	2,577
Professional fees and services	6,973	5,664	9,359	7,977	6,901
Marketing	1,290	1,491	1,752	1,454	1,136
Insurance	1,276	1,691	1,855	1,541	1,477
Communication	770	1,122	1,097	958	874
State tax expense	1,103	1,108	605	1,125	1,116
Amortization of intangible assets	479	479	525	525	607
FHLB prepayment penalty	—	—	8,736	—	—
Foundation contributions	4,000	—	3,000	—	—
Miscellaneous	2,217	2,251	2,641	2,174	2,226
Total other expense	$71,400	$67,865	$85,661	$69,859	$64,799

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

			Year ended December 31,
(in thousands, except ratios)	June 30, 2021	March 31, 2021	2020	2019	2018	2017

Allowance for credit losses:
Allowance for credit losses, beginning of period	$86,886	$85,675	$56,679	$51,512	$49,988	$50,624
Cumulative change in accounting principle; adoption of ASU 2016-13	—	6,090	—	—	—	—
Charge-offs	1,070	1,701	10,304	11,177	13,552	19,403
Recoveries	1,801	1,677	27,246	10,173	7,131	10,210
Net (recoveries) charge-offs	(731)	24	(16,942)	1,004	6,421	9,193
(Recovery of) provision for credit losses	(4,040)	(4,855)	12,054	6,171	7,945	8,557
Allowance for credit losses, end of period	$83,577	$86,886	$85,675	$56,679	$51,512	$49,988

General reserve trends:
Allowance for credit losses, end of period	$83,577	$86,886	$85,675	$56,679	$51,512	$49,988
Allowance on purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	167	268	—	—
Allowance on purchased loans excluded from the general reserve	—	—	678	—	—	—
Specific reserves on individually evaluated loans	3,915	4,962	5,434	5,230	2,273	684
General reserves on collectively evaluated loans	$79,662	$81,924	$79,396	$51,181	$49,239	$49,304

Total loans	$7,035,646	$7,168,745	$7,177,785	$6,501,404	$5,692,132	$5,372,483
PCD loans (PCI loans for years 2020 and prior)	10,007	10,284	11,153	14,331	3,943	—
Purchased loans excluded from collectively evaluated loans	—	—	360,056	548,436	225,029	—
Individually evaluated loans	86,874	100,407	108,407	77,459	48,135	56,545
Collectively evaluated loans	$6,938,765	$7,058,054	$6,698,169	$5,861,178	$5,415,025	$5,315,938

Asset Quality Ratios:
Net (recoveries) charge-offs as a % of average loans (annualized)	(0.04)%	—%	(0.24)%	0.02%	0.12%	0.17%
Allowance for credit losses as a % of period end loans	1.19%	1.21%	1.19%	0.87%	0.90%	0.93%
Allowance for credit losses as a % of period end loans (excluding PPP loans) (k)	1.23%	1.28%	1.25%	N.A.	N.A.	N.A.
General reserve as a % of collectively evaluated loans	1.15%	1.16%	1.19%	0.87%	0.91%	0.93%
General reserves as a % of collectively evaluated loans (excluding PPP loans) (k)	1.19%	1.22%	1.24%	N.A.	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$96,760	$114,708	$117,368	$90,080	$67,954	$72,056
Accruing troubled debt restructurings	17,420	14,817	20,788	21,215	15,173	20,111
Loans past due 90 days or more	515	802	1,458	2,658	2,243	1,792
Total nonperforming loans	$114,695	$130,327	$139,614	$113,953	$85,370	$93,959
Other real estate owned - Park National Bank	219	250	837	3,100	2,788	6,524
Other real estate owned - SEPH	594	594	594	929	1,515	7,666
Other nonperforming assets - Park National Bank	3,164	3,164	3,164	3,599	3,464	4,849
Total nonperforming assets	$118,672	$134,335	$144,209	$121,581	$93,137	$112,998
Percentage of nonaccrual loans to period end loans	1.38%	1.60%	1.64%	1.39%	1.19%	1.34%
Percentage of nonperforming loans to period end loans	1.63%	1.82%	1.95%	1.75%	1.50%	1.75%
Percentage of nonperforming assets to period end loans	1.69%	1.87%	2.01%	1.87%	1.64%	2.10%
Percentage of nonperforming assets to period end total assets	1.19%	1.35%	1.55%	1.42%	1.19%	1.50%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2021	March 31, 2021	2020	2019	2018	2017

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$114,708	$117,368	$90,080	$67,954	$72,056	$87,822
New nonaccrual loans	11,342	12,540	103,386	81,009	76,611	58,753
Resolved nonaccrual loans	29,290	15,200	76,098	58,883	80,713	74,519
Nonaccrual loans, end of period	$96,760	$114,708	$117,368	$90,080	$67,954	$72,056

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$87,502	$100,996	$109,062	$78,178	$59,381	$66,585
Prior charge-offs	628	589	655	719	11,246	10,040
Remaining principal balance	86,874	100,407	108,407	77,459	48,135	56,545
Specific reserves	3,915	4,962	5,434	5,230	2,273	684
Book value, after specific reserves	$82,959	$95,445	$102,973	$72,229	$45,862	$55,861

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			SIX MONTHS ENDED
(in thousands, except share and per share data)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net interest income	$83,851	$80,734	$81,186	$164,585	$157,469
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	806	1,131	1,301	1,937	2,679
less interest income on former Vision Bank relationships	2,838	105	266	2,943	343
Net interest income - adjusted	$80,207	$79,498	$79,619	$159,705	$154,447

(Recovery of) provision for credit losses	$(4,040)	$(4,855)	$12,224	$(8,895)	$17,377
less recoveries on former Vision Bank relationships	(152)	(257)	(685)	(409)	(1,449)
(Recovery of) provision for credit losses - adjusted	$(3,888)	$(4,598)	$12,909	$(8,486)	$18,826

Other income	$31,238	$34,089	$30,964	$65,327	$53,450
less net gain on sale of former Vision Bank OREO properties	—	—	837	—	837
less other service income related to former Vision Bank relationships	3	58	52	61	52
less rebranding initiative related expenses	—	—	(274)	—	(274)
less net gain on the sale of debt securities in the ordinary course of business	—	—	3,313	—	3,313
Other income - adjusted	$31,235	$34,031	$27,036	$65,266	$49,522

Other expense	$71,400	$67,865	$64,799	$139,265	$131,075
less merger-related expenses related to NewDominion and Carolina Alliance acquisitions	4	12	214	16	457
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	479	479	607	958	1,213
less direct expenses related to collection of payments on former Vision Bank loan relationships	300	107	—	407	—
less FHLB prepayment penalty	—	—	—	—	1,793
less rebranding initiative related expenses	342	955	138	1,297	408
less Foundation contribution	4,000	—	—	4,000	—
less severance and restructuring charges	46	108	248	154	336
less COVID-19 related expenses (j)	670	865	1,919	1,535	2,181
Other expense - adjusted	$65,559	$65,339	$61,673	$130,898	$124,687

Tax effect of adjustments to net income identified above (i)	$429	$205	$(641)	$634	$(422)

Net income - reported	$39,132	$42,831	$29,505	$81,963	$51,877
Net income - adjusted (h)	$40,745	$43,601	$27,092	$84,346	$50,288

Diluted EPS	$2.38	$2.61	$1.80	$4.98	$3.16
Diluted EPS, adjusted (h)	$2.47	$2.65	$1.65	$5.13	$3.07

Annualized return on average assets (a)(b)	1.59%	1.81%	1.26%	1.70%	1.15%
Annualized return on average assets, adjusted (a)(b)(h)	1.66%	1.84%	1.16%	1.75%	1.12%

Annualized return on average tangible assets (a)(b)(e)	1.62%	1.84%	1.28%	1.73%	1.18%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.68%	1.87%	1.18%	1.78%	1.14%

Annualized return on average shareholders' equity (a)(b)	14.81%	16.63%	11.89%	15.71%	10.54%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	15.42%	16.93%	10.92%	16.16%	10.21%

Annualized return on average tangible equity (a)(b)(c)	17.60%	19.84%	14.33%	18.70%	12.73%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	18.33%	20.19%	13.16%	19.25%	12.34%

Efficiency ratio (g)	61.65%	58.74%	57.41%	60.20%	61.72%
Efficiency ratio, adjusted (g)(h)	58.45%	57.19%	57.44%	57.82%	60.70%

Annualized net interest margin (g)	3.74%	3.76%	3.84%	3.75%	3.89%
Annualized net interest margin, adjusted (g)(h)	3.58%	3.70%	3.77%	3.64%	3.81%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended June 30, 2021, March 31, 2021, and June 30, 2020 and the six months ended June 30, 2021 and June 30, 2020, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
AVERAGE SHAREHOLDERS' EQUITY	$1,059,949	$1,044,412	$998,288	$1,052,223	$990,132
Less: Average goodwill and other intangible assets	168,211	168,690	170,303	168,449	170,606
AVERAGE TANGIBLE EQUITY	$891,738	$875,722	$827,985	$883,774	$819,526

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	June 30, 2021	March 31, 2021	June 30, 2020
TOTAL SHAREHOLDERS' EQUITY	$1,069,392	$1,041,271	$1,001,594
Less: Goodwill and other intangible assets	167,897	168,376	169,905
TANGIBLE EQUITY	$901,495	$872,895	$831,689

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
AVERAGE ASSETS	$9,872,078	$9,612,542	$9,408,265	$9,743,027	$9,044,027
Less: Average goodwill and other intangible assets	168,211	168,690	170,303	168,449	170,606
AVERAGE TANGIBLE ASSETS	$9,703,867	$9,443,852	$9,237,962	$9,574,578	$8,873,421

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2021	March 31, 2021	June 30, 2020
TOTAL ASSETS	$9,947,994	$9,914,069	$9,712,994
Less: Goodwill and other intangible assets	167,897	168,376	169,905
TANGIBLE ASSETS	$9,780,097	$9,745,693	$9,543,089

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Interest income	$87,994	$85,173	$87,445	$173,167	$176,354
Fully taxable equivalent adjustment	718	714	723	1,432	1,448
Fully taxable equivalent interest income	$88,712	$85,887	$88,168	$174,599	$177,802
Interest expense	4,143	4,439	6,259	8,582	18,885
Fully taxable equivalent net interest income	$84,569	$81,448	$81,909	$166,017	$158,917

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, (recovery of) provision for credit losses, other income and other expense.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) COVID-19 related expenses include calamity pay and special one-time bonuses to certain associates.
(k) Excludes $248.9 million, $387.0 million and $331.6 million of PPP loans at June 30, 2021, March 31, 2021 and December 31, 2020, respectively.
(l) Park adopted ASU 2016-13 effective January 1, 2021. The allowance for credit losses at June 30, 2021 and March 31, 2021 and the related (recovery of) provision for credit losses for the three months ended June 30, 2021 and March 31, 2021 and the six months ended June 30, 2021 were calculated utilizing this new guidance.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com